Prepayments and Other Current Assets, Net - Schedule of Prepayments and Other Current Assets, Net (Details)	Jun. 30, 2025 HKD ($)	Jun. 30, 2025 USD ($)	Dec. 31, 2024 HKD ($)
Prepayments and Other Current Assets, Net [Abstract]
Prepayment for operating expenses	$ 4,964,291	$ 632,402	$ 3,693,799
Deferred IPO costs	5,558,741	708,129	5,137,874
Others	159,524	20,321	807,895
Total	$ 10,682,556	$ 1,360,852	$ 9,639,568